INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: Yung Kwang J. Kiely and Michael H. Kiely

Address: 30 Gladys Drive
Spring Valley, NY 10977

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, Yung Kwang J. Kiely and Michael H. Kiely ("Yung & Michael") hereby elect to amend all of the Old Class 3 Notes held in the name of Yung & Michael as follows:

> Amend all (100%) of said Old Class 3 Notes 1) such that all terms in said conform to the terms in New Class 3 Notes as set forth in the Fifth Amended Agreement, 2) with the maturity date of said Notes extended to July 1, 2010 and 3) with the conversion price at which said Notes can be converted into Common Stock of the Company being lowered to \$ 0.25 per share (from its current conversion price of \$ 1.00 per share).

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 30, 2013). The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" shall be effective when all of the above Conditions have been satisfied.

Restrictions: Yung & Michael acknowledges that the Notes and Shares acquired upon the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. Yung & Michael agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

Yung & Michael acknowledges that they may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue amended New Class 3 Notes to Yung & Michael pursuant to this agreement as soon as reasonably practical.

Disposition of Notes: Yung & Michael warrants and represents to the Company that they have not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Immediately upon the receipt by Yung & Michael of the amended "New" Class 3 Note, Yung & Michael warrant and represent that 1) they will either return the Old Class 3 Note to the Company, 2) destroy the Old Class 3 Note (either by tearing up or shredding the first page and the signature page the Old Class 3 Note or, 3) if Yung & Michael elect to retain said Old Class 3 Note, that Yung & Michael will write in bold letters "VOID" in indelible ink on both the first page and the signature page said Old Class 3 Note.

Signed:

(This document may be singed in counterparts.)

Yung Kwang J. Kiely	Michael H. Kiely
______________________________	______________________________
Yung Kwang J. Kiely	Michael H. Kiely

Note: There is no Exhibit A attached herewith because no Class 2 Notes will be issued to Yung & Michael (pursuant to this notice).

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*"). ** The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: Robert W. Collis

Address: 2 2 8 6 Vista Valley Lane
Vista, CA 9 2 0 8 4

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, Robert W. Collis hereby elects to amend and exchange all of the Old Class 3 Notes held in the name of Robert W. Collis as follows:

a. Amend half (50%) of said Old Class 3 Notes 1) such that all terms in said conform to the terms in New Class 3 Notes as set forth in the Fifth Amended Agreement, 2) with the maturity date of said Notes extended to July 1, 2010 and 3) with the conversion price at which said Notes can be converted into Common Stock of the Company being lowered to $ 0.25 per share (from its current conversion price of $ 1.00 per share).

b. Exchange one quarter (25%) of said Old Class 3 Notes for newly issued Class 2 Notes due July 1, 2009 (with such Class 2 Notes not accruing any warrants). The Specified Orders and other terms for these Class 2 Notes are as described on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof.

d. Exchange one quarter (25%) of said Old Class 3 Notes for Class 2 Notes due October 1, 2009 (with such Class 2 Notes not accruing any warrants). The Specified Orders and other terms for these Class 2 Notes are as described on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof.

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 30, 2013). The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of

the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Robert W. Collis hereby appoints The Klonoff Company, Inc. as its Representative (pursuant to the Fifth Amended Agreement) for the Class 2 Notes which are to be issued to him pursuant to this notice.

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" shall be effective when all of the above Conditions have been satisfied.

Restrictions: Robert W. Collis acknowledges that the Notes and Shares acquired upon exercise of Warrants and the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. Robert W. Collis agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

Robert W. Collis acknowledges that they may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue amended New Class 3 Notes to Robert W. Collis pursuant to this agreement as soon as reasonably practical. The Company shall also issue new Class 2 Notes due Robert W. Collis in the name of Robert W. Collis to be held by the law firm of J. M. Warren Law Offices, P.C. Copies of all documents related to this transaction will be sent to the Representative.

Disposition of Notes: Robert W. Collis warrants and represents to the Company that he has not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Immediately upon the receipt by Robert W. Collis of the amended "New" Class 3 Note, Robert W. Collis warrants and represents that 1) he will either return the Old Class 3 Note to the Company, 2) destroy the Old Class 3 Note (either by tearing up or shredding the first page and the signature page the Old Class 3 Note or, 3) if Robert W. Collis elects to retain said Old Class 3 Note, that Robert W. Collis will write in bold letters "VOID" in indelible ink on both the first page and the signature page said Old Class 3 Note.

Signed:

Robert W. Collis

____

Robert W. Collis

Election to exchange and amend Notes – Exhibit A

Specified Orders (and related terms):

Class 2 Noteholders will have an undivided interest (proportional to their share of said notes outstanding – and with the aggregate amount of said Class 2 Notes sharing the "specified orders" herein limited to $ 1,576,000 [principal amount of aggregate Class 2 Notes]) in 25% of all payments received by the Company (including, without limitation any Subsidiary or successor to the Company) for the design, sale, or service (including modifications or additions thereto) for all display inspection systems or sales or contracts relating thereto:

1. above $6 million from October 1, 2008 through March 31, 2009,

2. above $6.5 million from October 1, 2008 through April 30, 2009 (payments made to Noteholders pursuant to 1. above shall reduce the amount due Noteholders pursuant to this section 2.),

3. above $7.5 million from October 1, 2008 through June 30, 2009 (payments made to Noteholders pursuant to 1.through 2. above shall reduce the amount due Noteholders pursuant to this section 3.),

4. above $8.0 million from October 1, 2008 through July 31, 2009 (payments made to Noteholders pursuant to 1. through 3. above shall reduce the amount due Noteholders pursuant to this section 4.),

5. above $8.5 million from October 1, 2008 through August 31, 2009 (payments made to Noteholders pursuant to 1. through 4. above shall reduce the amount due Noteholders pursuant to this section 5.), and

6. above $9.0 million from October 1, 2008 through September 30, 2009 (payments made to Noteholders pursuant to 1. through 5. above shall reduce the amount due Noteholders pursuant to this section 6.).

All deposits received by Integral shall not be included in the above calculation of payments received until the Company has received the earlier of a second progress payment or the final payment for the system or systems ordered for which the deposit payment was made.

Additionally, any payments from orders placed with the Company before September 1, 2008 by Plastic Logic GmbH shall not be included in the above calculations of payments received by the Company.

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*"). The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: Garrett H. Larrabure

Address: 8 8 9 Mowry Avenue, Apt. 173
Fremont, CA 9 4 5 3 6

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, Garrett H. Larrabure hereby elects to amend and exchange all of the Old Class 3 Notes held in the name of Garrett H. Larrabure as follows:

Amend all (100%) of said Old Class 3 Notes 1) such that all terms in said conform to the terms in New Class 3 Notes as set forth in the Fifth Amended Agreement, 2) with the maturity date of said Notes extended to July 1, 2010 and 3) with the conversion price at which said Notes can be converted into Common Stock of the Company being lowered to $ 0.25 per share (from its current conversion price of $ 1.00 per share).

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 30, 2013). The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" shall be effective when all of the above Conditions have been satisfied.

Restrictions: Garrett H. Larrabure acknowledges that the Notes and Shares acquired upon the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. Garrett H. Larrabure agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

Garrett H. Larrabure acknowledges that he may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue amended New Class 3 Notes to Garrett H. Larrabure pursuant to this agreement as soon as reasonably practical.

Disposition of Notes: Garrett H. Larrabure warrants and represents to the Company that he has not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Immediately upon the receipt by Garrett H. Larrabure of the amended "New" Class 3 Note, Garrett H. Larrabure warrants and represents that 1) he will either return the Old Class 3 Note to the Company, 2) destroy the Old Class 3 Note (either by tearing up or shredding the first page and the signature page the Old Class 3 Note or, 3) if Garrett H. Larrabure elects to retain said Old Class 3 Note, that Garrett H. Larrabure will write in bold letters "VOID" in indelible ink on both the first page and the signature page said Old Class 3 Note.

Signed:

Garrett H. Larrabure

____

Garrett H. Larrabure

Note: There is no Exhibit A attached herewith because no Class 2 Notes will be issued to Garrett H. Larrabure.

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008)..

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*"**). The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: Inmay P. Kiely and Michael H. Kiely

Address: 30 Gladys Drive
Spring Valley, NY 10977

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, Inmay P. Kiely and Michael H. Kiely ("Inmay & Michael") hereby elect to amend all of the Old Class 3 Notes held in the name of Inmay & Michael as follows:

Amend all (100%) of said Old Class 3 Notes 1) such that all terms in said conform to the terms in New Class 3 Notes as set forth in the Fifth Amended Agreement, 2) with the maturity date of said Notes extended to July 1, 2010 and 3) with the conversion price at which said Notes can be converted into Common Stock of the Company being lowered to $ 0.25 per share (from its current conversion price of $ 1.00 per share).

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 30, 2008). The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" shall be effective when all of the above Conditions have been satisfied.

Restrictions: Inmay & Michael acknowledges that the Notes and Shares acquired upon the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. Inmay & Michael agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

Inmay & Michael acknowledges that they may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue amended New Class 3 Notes to Inmay & Michael pursuant to this agreement as soon as reasonably practical.

Disposition of Notes: Inmay & Michael warrants and represents to the Company that they have not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Immediately upon the receipt by Inmay & Michael of the amended "New" Class 3 Note, Inmay & Michael warrant and represent that 1) they will either return the Old Class 3 Note to the Company, 2) destroy the Old Class 3 Note (either by tearing up or shredding the first page and the signature page the Old Class 3 Note or, 3) if Inmay & Michael elect to retain said Old Class 3 Note, that Inmay & Michael will write in bold letters "VOID" in indelible ink on both the first page and the signature page said Old Class 3 Note.

Signed:

(This document may be singed in counterparts.)

Inmay P. Kiely	Michael H. Kiely
____________________________	____________________________
Inmay P. Kiely	Michael H. Kiely

Note: There is no Exhibit A attached herewith because no Class 2 Notes will be issued to Inmay & Michael (pursuant to this notice).

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*").** The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: Dale R. Kehoe

Address: 27445 Paseo Fiesta
San Juan Capistrano, CA 92675 **(Please note this is a new address)**

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, Dale R. Kehoe hereby elects to amend and exchange all of the Old Class 3 Notes held in the name of Dale R. Kehoe as follows:

a. Amend half (50%) of said Old Class 3 Notes 1) such that all terms in said conform to the terms in New Class 3 Notes as set forth in the Fifth Amended Agreement, 2) with the maturity date of said Notes extended to July 1, 2010 and 3) with the conversion price at which said Notes can be converted into Common Stock of the Company being lowered to $ 0.25 per share (from its current conversion price of $ 1.00 per share).

b. Exchange one quarter (25%) of said Old Class 3 Notes for newly issued Class 2 Notes due July 1, 2009 (with such Class 2 Notes not accruing any warrants). The Specified Orders for these Class 2 Notes are as described on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof.

c. Exchange one quarter (25%) of said Old Class 3 Notes for Class 2 Notes due October 1, 2009 (with such Class 2 Notes not accruing any warrants). The Specified Orders for these Class 2 Notes are as described on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof.

d. Amend the name of the Noteholders of all such Notes to be issued or amended pursuant to "a." through "c." above from Dale R. Kehoe to Dale Renee Kehoe, Trustee, Dale Renee Kehoe Trust.

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 13, 2013. The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to

exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Dale R. Kehoe (personally and as trustee of her trust) hereby appoints The Klonoff Company, Inc. as its Representative (pursuant to the Fifth Amended Agreement) for the Class 2 Notes which are to be issued to her trust pursuant to this notice.

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" shall be effective when all of the above Conditions have been satisfied.

Restrictions: Dale R. Kehoe (personally and as trustee) acknowledges that the Notes and Shares acquired upon exercise of Warrants and the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. Dale R. Kehoe agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered*

pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act." The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

Dale R. Kehoe (personally and as trustee) acknowledges that she may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue amended New Class 3 Notes to Dale Renee Kehoe, Trustee, Dale Renee Kehoe Trust pursuant to this agreement as soon as reasonably practical. The Company shall also issue new Class 2 Notes due Dale R. Kehoe in the name of Dale Renee Kehoe, Trustee, Dale Renee Kehoe Trust to be held by the law firm of J. M. Warren Law Offices, P.C. Copies of all documents related to this transaction will be sent to the Representative.

Disposition of Notes: Dale R. Kehoe warrants and represents to the Company that she has not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Immediately upon the receipt by Dale R. Kehoe of the amended "New" Class 3 Note, Dale R. Kehoe warrants and represents that 1) she will either return the Old Class 3 Note to the Company, 2) destroy the Old Class 3 Note (either by tearing up or shredding the first page and the signature page the Old Class 3 Note or, 3) if Dale R. Kehoe elects to retain said Old Class 3 Note, that she will write in bold letters "VOID" in indelible ink on both the first page and the signature page said Old Class 3 Note.

Signed: Dale R. Kehoe — Dale Renee Kehoe Trust

____________________________ Dale R. Kehoe

____________________________ Dale Renee Kehoe, Trustee

Election to exchange and amend Notes – Exhibit A

Specified Orders (and related terms):

Class 2 Noteholders will have an undivided interest (proportional to their share of said notes outstanding – and with the aggregate amount of said Class 2 Notes sharing the "specified orders" herein limited to $ 1,576,000 [principal amount of aggregate Class 2 Notes]) in 25% of all payments received by the Company (including, without limitation any Subsidiary or successor to the Company) for the design, sale, or service (including modifications or additions thereto) for all display inspection systems or sales or contracts relating thereto:

1. above $6 million from October 1, 2008 through March 31, 2009,

2. above $6.5 million from October 1, 2008 through April 30, 2009 (payments made to Noteholders pursuant to 1. above shall reduce the amount due Noteholders pursuant to this section 2.),

3. above $7.5 million from October 1, 2008 through June 30, 2009 (payments made to Noteholders pursuant to 1.through 2. above shall reduce the amount due Noteholders pursuant to this section 3.),

4. above $8.0 million from October 1, 2008 through July 31, 2009 (payments made to Noteholders pursuant to 1. through 3. above shall reduce the amount due Noteholders pursuant to this section 4.),

5. above $8.5 million from October 1, 2008 through August 31, 2009 (payments made to Noteholders pursuant to 1. through 4. above shall reduce the amount due Noteholders pursuant to this section 5.), and

6. above $9.0 million from October 1, 2008 through September 30, 2009 (payments made to Noteholders pursuant to 1. through 5. above shall reduce the amount due Noteholders pursuant to this section 6.).

All deposits received by Integral shall not be included in the above calculation of payments received until the Company has received the earlier of a second progress payment or the final payment for the system or systems ordered for which the deposit payment was made.

Additionally, any payments from orders placed with the Company before September 1, 2008 by Plastic Logic GmbH shall not be included in the above calculations of payments received by the Company.

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 <u>Right of First Refusal</u>.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*")**. The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: Kotun C. Kiely and Michael H. Kiely

Address: 30 Gladys Drive
Spring Valley, NY 10977

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, Kotun C. Kiely and Michael H. Kiely ("Kotun & Michael") hereby elect to amend all of the Old Class 3 Notes held in the name of Kotun & Michael as follows:

> Amend all (100%) of said Old Class 3 Notes 1) such that all terms in said conform to the terms in New Class 3 Notes as set forth in the Fifth Amended Agreement, 2) with the maturity date of said Notes extended to July 1, 2010 and 3) with the conversion price at which said Notes can be converted into Common Stock of the Company being lowered to $ 0.25 per share (from its current conversion price of $ 1.00 per share).

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 30, 2013). The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" shall be effective when all of the above Conditions have been satisfied.

Restrictions: Kotun & Michael acknowledges that the Notes and Shares acquired upon the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. Kotun & Michael agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

Kotun & Michael acknowledges that they may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue amended New Class 3 Notes to Kotun & Michael pursuant to this agreement as soon as reasonably practical.

Disposition of Notes: Kotun & Michael warrants and represents to the Company that they have not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Immediately upon the receipt by Kotun & Michael of the amended "New" Class 3 Note, Kotun & Michael warrant and represent that 1) they will either return the Old Class 3 Note to the Company, 2) destroy the Old Class 3 Note (either by tearing up or shredding the first page and the signature page the Old Class 3 Note or, 3) if Kotun & Michael elect to retain said Old Class 3 Note, that Kotun & Michael will write in bold letters "VOID" in indelible ink on both the first page and the signature page said Old Class 3 Note.

Signed:

(This document may be singed in counterparts.)

Kotun C. Kiely	Michael H. Kiely
________________________	________________________
Kotun C. Kiely	Michael H. Kiely

Note: There is no Exhibit A attached herewith because no Class 2 Notes will be issued to Kotun & Michael (pursuant to this notice).

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*"). The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: Maria P. Kiely, Beneficiary (for her directed IRA account)
TD Ameritrade, Inc., Custodian for Maria P. Kiely IRA, Account # 370-91507

Address: 1005 N. Ameritrade Place
Bellevue, NE 68005

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, Maria P. Kiely hereby elects to amend and exchange all of the Old Class 3 Notes held in her directed IRA as follows:

a. Amend half (50%) of said Old Class 3 Notes 1) such that all terms in said conform to the terms in New Class 3 Notes as set forth in the Fifth Amended Agreement, 2) with the maturity date os said notes extended to July 1, 2010 and 3) with the conversion price at which said Notes can be converted into Common Stock of the Company being lowered to

$ 0.25 per share (from its current conversion price of $ 1.00 per share).

b. Exchange one quarter (25%) of said Old Class 3 Notes for newly issued Class 2 Notes due July 1, 2009 (with such Class 2 Notes not accruing any warrants). The Specified Orders and other terms for these Class 2 Notes are as described on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof.

c. Exchange one quarter (25%) of said Old Class 3 Notes for Class 2 Notes due October 1, 2009 (with such Class 2 Notes not accruing any warrants). The Specified Orders and other terms for these Class 2 Notes are as described on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof.

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 13, 2013). The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class

2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Maria P. Kiely hereby appoints The Klonoff Company, Inc. as its Representative (pursuant to the Fifth Amended Agreement) for the Class 2 Notes which are to be issued to her IRA pursuant to this notice.

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" shall be effective when all of the above Conditions have been satisfied.

Restrictions: Maria P. Kiely acknowledges that the Notes and Shares acquired upon exercise of Warrants and the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. Maria P. Kiely agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The

Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

Maria P. Kiely acknowledges that her IRA may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue amended New Class 3 Notes and the new Class 2 Notes to Maria P. Kiely's IRA pursuant to this agreement as soon as reasonably practical. Copies of all documents related to this transaction will be sent to the Representative.

Disposition of Notes: Maria P. Kiely warrants and represents to the Company that her IRA has not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Maria P. Kiely will direct TD Ameritrade, Inc., as custodian for her IRA, that immediately upon the receipt by them of the amended "New" Class 3 Notes and the Class 2 Notes that TD Ameritrade, Inc. return the Old Class 3 Note to the Company. .

Signed:

Maria P. Kiely IRA

____

Maria P. Kiely, Beneficiary

Election to exchange and amend Notes – Exhibit A

Specified Orders (and related terms):

Class 2 Noteholders will have an undivided interest (proportional to their share of said notes outstanding – and with the aggregate amount of said Class 2 Notes sharing the "specified orders" herein limited to $ 1,576,000 [principal amount of aggregate Class 2 Notes]) in 25% of all payments received by the Company (including, without limitation any Subsidiary or successor to the Company) for the design, sale, or service (including modifications or additions thereto) for all display inspection systems or sales or contracts relating thereto:

1. above $6 million from October 1, 2008 through March 31, 2009,

2. above $6.5 million from October 1, 2008 through April 30, 2009 (payments made to Noteholders pursuant to 1. above shall reduce the amount due Noteholders pursuant to this section 2.),

3. above $7.5 million from October 1, 2008 through June 30, 2009 (payments made to Noteholders pursuant to 1.through 2. above shall reduce the amount due Noteholders pursuant to this section 3.),

4. above $8.0 million from October 1, 2008 through July 31, 2009 (payments made to Noteholders pursuant to 1. through 3. above shall reduce the amount due Noteholders pursuant to this section 4.),

5. above $8.5 million from October 1, 2008 through August 31, 2009 (payments made to Noteholders pursuant to 1. through 4. above shall reduce the amount due Noteholders pursuant to this section 5.), and

6. above $9.0 million from October 1, 2008 through September 30, 2009 (payments made to Noteholders pursuant to 1. through 5. above shall reduce the amount due Noteholders pursuant to this section 6.).

All deposits received by Integral shall not be included in the above calculation of payments received until the Company has received the earlier of a second progress payment or the final payment for the system or systems ordered for which the deposit payment was made.

Additionally, any payments from orders placed with the Company before September 1, 2008 by Plastic Logic GmbH shall not be included in the above calculations of payments received by the Company.

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*"**). The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: Michael H. Kiely

Address: 30 Gladys Drive
Spring Valley, NY 10977:

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, Michael H. Kiely hereby elects to:

1. With regard to the Class 2 Notes issued to Michael H. Kiely on or before December 1, 2007:

   (There were no such notes issued to Michael H. Kiely.)

2. With regard to the Class 2 Notes issued to Michael H. Kiely on or after December 2, 2007:

Exchange all of these Notes (including accrued interest due thereon through and including the date this note amendment and exchange closes) for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, Michael H. Kiely hereby elects to amend and exchange all of the Old Class 3 Notes held in the name of Michael H. Kiely as follows:

a. Amend half (50%) of said Old Class 3 Notes 1) such that all terms in said conform to the terms in New Class 3 Notes as set forth in the Fifth Amended Agreement, 2) with the maturity date os said notes extended to July 1, 2010 and 3) with the conversion price at which said Notes can be converted into Common Stock of the Company being lowered to $ 0.25 per share (from its current conversion price of $ 1.00 per share).

b. Exchange one quarter (25%) of said Old Class 3 Notes for newly issued Class 2 Notes due July 1, 2009 (with such Class 2 Notes not accruing any warrants). The Specified Orders and other terms for these Class 2 Notes are as described on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof.

c. Exchange one quarter (25%) of said Old Class 3 Notes for Class 2 Notes due October 1, 2009 (with such Class 2 Notes not accruing any warrants). The Specified Orders and other terms for these Class 2 Notes are as described on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof.

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 30, 2013). The Company may not grant the PIPE Investors any

other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Michael H. Kiely hereby appoints The Klonoff Company, Inc. as its Representative (pursuant to the Fifth Amended Agreement) for the Class 2 Notes which are to be issued to him trust pursuant to this notice.

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" shall be effective when all of the above Conditions have been satisfied.

Restrictions: Michael H. Kiely acknowledges that the Notes and Shares acquired upon exercise of Warrants and the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. Michael H. Kiely agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

Michael H. Kiely acknowledges that they may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: Michael H. Kiely hereby requests and directs the Company to issue $2,500 face value of the New Class 3 Notes to be issued to him pursuant to this notice to P. Robert Klonoff (hopefully as part of a New Class 3 Notes to be issued by the Company to him). Michael H. Kiely hereby requests the balance of the New Class 3 Notes due Michael H. Kiely be issued to Michael H. Kiely pursuant to this agreement as soon as reasonably practical. The Company shall also issue new Class 2 Notes due Michael H. Kiely in the name of Michael H. Kiely to be held by the law firm of J. M. Warren Law Offices, P.C. Copies of all documents related to this transaction will be sent to the Representative.

Disposition of Notes: Michael H. Kiely warrants and represents to the Company that he has not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Immediately upon the receipt by Michael H. Kiely of the amended "New" Class 3 Notes, Michael H. Kiely warrants and represents

that 1) he will either return the Old Class 3 Notes to the Company, 2) destroy the Old Class 3 Notes (either by tearing up or shredding the first page and the signature page the Old Class 3 Notes or, 3) if Michael H. Kiely elects to retain said Old Class 3 Notes, that Michael H. Kiely will write in bold letters "VOID" in indelible ink on both the first page and the signature page said Old Class 3 Note.

Michael H. Kiely hereby appoints The Klonoff Company, Inc. as its Representative (pursuant to the Fifth Amended Agreement) for the Class 2 Notes which are to be issued to him pursuant to this notice.

Signed:

Michael H. Kiely

____

Michael H. Kiely

Election to exchange and amend Notes – Exhibit A

Specified Orders (and related terms):

Class 2 Noteholders will have an undivided interest (proportional to their share of said notes outstanding – and with the aggregate amount of said Class 2 Notes sharing the "specified orders" herein limited to $ 1,576,000 [principal amount of aggregate Class 2 Notes]) in 25% of all payments received by the Company (including, without limitation any Subsidiary or successor to the Company) for the design, sale, or service (including modifications or additions thereto) for all display inspection systems or sales or contracts relating thereto:

1. above $6 million from October 1, 2008 through March 31, 2009,

2. above $6.5 million from October 1, 2008 through April 30, 2009 (payments made to Noteholders pursuant to 1. above shall reduce the amount due Noteholders pursuant to this section 2.),

3. above $7.5 million from October 1, 2008 through June 30, 2009 (payments made to Noteholders pursuant to 1.through 2. above shall reduce the amount due Noteholders pursuant to this section 3.),

4. above $8.0 million from October 1, 2008 through July 31, 2009 (payments made to Noteholders pursuant to 1. through 3. above shall reduce the amount due Noteholders pursuant to this section 4.),

5. above $8.5 million from October 1, 2008 through August 31, 2009 (payments made to Noteholders pursuant to 1. through 4. above shall reduce the amount due Noteholders pursuant to this section 5.), and

6. above $9.0 million from October 1, 2008 through September 30, 2009 (payments made to Noteholders pursuant to 1. through 5. above shall reduce the amount due Noteholders pursuant to this section 6.).

All deposits received by Integral shall not be included in the above calculation of payments received until the Company has received the earlier of a second progress payment or the final payment for the system or systems ordered for which the deposit payment was made.

Additionally, any payments from orders placed with the Company before September 1, 2008 by Plastic Logic GmbH shall not be included in the above calculations of payments received by the Company.

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes***"). The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: Michael H. Kiely, Beneficiary (for his directed IRA account)
TD Ameritrade, Inc., Custodian for Michael H. Kiely IRA, Account # 370-91506

Address: 1005 N. Ameritrade Place
Bellevue, NE 68005

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, Michael H. Kiely hereby elects to amend and exchange all of the Old Class 3 Notes held in his directed IRA as follows:

a. Amend half (50%) of said Old Class 3 Notes 1) such that all terms in said conform to the terms in New Class 3 Notes as set forth in the Fifth Amended Agreement, 2) with the maturity date os said notes extended to July 1, 2010 and 3) with the conversion price at which said Notes can be converted into Common Stock of the Company being lowered to

$ 0.25 per share (from its current conversion price of $ 1.00 per share).

b. Exchange one quarter (25%) of said Old Class 3 Notes for newly issued Class 2 Notes due July 1, 2009 (with such Class 2 Notes not accruing any warrants). The Specified Orders for these Class 2 Notes are as described on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof.

c. Exchange one quarter (25%) of said Old Class 3 Notes for Class 2 Notes due October 1, 2009 (with such Class 2 Notes not accruing any warrants). The Specified Orders for these Class 2 Notes are as described on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof.

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 30, 2013). The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class

2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Michael H. Kiely hereby appoints The Klonoff Company, Inc. as its Representative (pursuant to the Fifth Amended Agreement) for the Class 2 Notes which are to be issued to his IRA pursuant to this notice.

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" shall be effective when all of the above Conditions have been satisfied.

Restrictions: Michael H. Kiely acknowledges that the Notes and Shares acquired upon exercise of Warrants and the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. Michael H. Kiely agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The

Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

Michael H. Kiely acknowledges that his IRA may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue amended New Class 3 Notes and the new Class 2 Notes to Michael H. Kiely's IRA pursuant to this agreement as soon as reasonably practical. Copies of all documents related to this transaction will be sent to the Representative.

Disposition of Notes: Michael H. Kiely warrants and represents to the Company that his IRA has not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Michael H. Kiely will direct TD Ameritrade, Inc., as custodian for his IRA, that immediately upon the receipt by them of the amended "New" Class 3 Notes and the Class 2 Notes that TD Ameritrade, Inc. return the Old Class 3 Note to the Company. .

Signed:

Michael H. Kiely IRA

____

Michael H. Kiely, Beneficiary

Election to exchange and amend Notes – Exhibit A

Specified Orders (and related terms):

Class 2 Noteholders will have an undivided interest (proportional to their share of said notes outstanding – and with the aggregate amount of said Class 2 Notes sharing the "specified orders" herein limited to $ 1,576,000 [principal amount of aggregate Class 2 Notes]) in 25% of all payments received by the Company (including, without limitation any Subsidiary or successor to the Company) for the design, sale, or service (including modifications or additions thereto) for all display inspection systems or sales or contracts relating thereto:

1. above $6 million from October 1, 2008 through March 31, 2009,

2. above $6.5 million from October 1, 2008 through April 30, 2009 (payments made to Noteholders pursuant to 1. above shall reduce the amount due Noteholders pursuant to this section 2.),

3. above $7.5 million from October 1, 2008 through June 30, 2009 (payments made to Noteholders pursuant to 1.through 2. above shall reduce the amount due Noteholders pursuant to this section 3.),

4. above $8.0 million from October 1, 2008 through July 31, 2009 (payments made to Noteholders pursuant to 1. through 3. above shall reduce the amount due Noteholders pursuant to this section 4.),

5. above $8.5 million from October 1, 2008 through August 31, 2009 (payments made to Noteholders pursuant to 1. through 4. above shall reduce the amount due Noteholders pursuant to this section 5.), and

6. above $9.0 million from October 1, 2008 through September 30, 2009 (payments made to Noteholders pursuant to 1. through 5. above shall reduce the amount due Noteholders pursuant to this section 6.).

All deposits received by Integral shall not be included in the above calculation of payments received until the Company has received the earlier of a second progress payment or the final payment for the system or systems ordered for which the deposit payment was made.

Additionally, any payments from orders placed with the Company before September 1, 2008 by Plastic Logic GmbH shall not be included in the above calculations of payments received by the Company.

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*"**). The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: Ricardo L. Larrabure

Address: 1 4 0 5 Tulip Tree Lane
West Des Moines, IA 50266

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, Ricardo L. Larrabure hereby elects to amend and exchange all of the Old Class 3 Notes held in the name of Ricardo L. Larrabure as follows:

> Amend all (100%) of said Old Class 3 Notes 1) such that all terms in said conform to the terms in New Class 3 Notes as set forth in the Fifth Amended Agreement, 2) with the maturity date of said Notes extended to July 1, 2010 and 3) with the conversion price at which said Notes can be converted into Common Stock of the Company being lowered to $ 0.25 per share (from its current conversion price of $ 1.00 per share).

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 30, 2013). The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" shall be effective when all of the above Conditions have been satisfied.

Restrictions: Ricardo L. Larrabure acknowledges that the Notes and Shares acquired upon the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. Ricardo L. Larrabure agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

Ricardo L. Larrabure acknowledges that he may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue amended New Class 3 Notes to Ricardo L. Larrabure pursuant to this agreement as soon as reasonably practical.

Disposition of Notes: Ricardo L. Larrabure warrants and represents to the Company that he has not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Immediately upon the receipt by Ricardo L. Larrabure of the amended "New" Class 3 Note, Ricardo L. Larrabure warrants and represents that 1) he will either return the Old Class 3 Note to the Company, 2) destroy the Old Class 3 Note (either by tearing up or shredding the first page and the signature page the Old Class 3 Note or, 3) if Ricardo L. Larrabure elects to retain said Old Class 3 Note, that Ricardo L. Larrabure will write in bold letters "VOID" in indelible ink on both the first page and the signature page said Old Class 3 Note.

Signed:

Ricardo L. Larrabure

____
Ricardo L. Larrabure

Note: There is no Exhibit A attached herewith because no Class 2 Notes will be issued to Ricardo L. Larrabure.

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*"). The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: Susan W. Pillsbury, Trustee, Susan W. Pillsbury Revocable Trust dtd 03-13-1998

Address: 1 4 1 7 Sylvaner Avenue
St. Helena, CA 9 4 5 7 4

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, Susan W. Pillsbury, Trustee, Susan W. Pillsbury Revocable Trust dtd 03-13-1998 ("Pillsbury Trust ") hereby elect to:

1. With regard to the Class 2 Notes issued to the Pillsbury Trust on or before December 1, 2007:

    a. Amend said Notes such that Warrant accruals cease effective January 2, 2008

b. Exchange half (50%) of said Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on this portion of Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

c. Amend the maturity date of one quarter (25%) of said Notes to July 1, 2009. Amend the Specified Orders and other terms for this portion of Notes to the terms shown on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof. The interest payable on this portion of these Notes shall be increased to the annual rate of 12% effective January 2, 2008.

d. Amend the maturity date of the remaining one quarter (25%) of said Notes to October 1, 2009. Amend the Specified Orders and other terms for this portion of Notes to the terms shown on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof. The interest payable on this portion of these Notes shall be increased to the annual rate of 12% effective January 2, 2008.

2. With regard to the Class 2 Notes issued to the Pillsbury Trust on or after December 2, 2007:

(There were no such notes issued to the Pillsbury Trust.)

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares

of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 30, 2008). The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" shall be effective when all of the above Conditions have

been satisfied.

Restrictions: The Pillsbury Trust acknowledges that the Notes and Shares acquired upon exercise of Warrants and the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. The Pillsbury Trust agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

The Pillsbury Trust acknowledges that they may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue New Class 3 Notes to the Pillsbury Trust pursuant to this agreement as soon as reasonably practical. The Company shall also issue new or amend existing Class 2 Notes due the Pillsbury Trust in the name of the Pillsbury Trust to be held by the law firm of J. M. Warren Law Offices, P.C. Copies of all documents related to this transaction will be sent to the Representative.

Disposition of Notes: The Pillsbury Trust warrants and represents to the Company that they have not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Signed:

Susan W. Pillsbury, Trustee, Susan W. Pillsbury Revocable Trust dtd 03-13-1998

____

By Susan W. Pillsbury, Trustee

Election to exchange and amend Notes – Exhibit A

Class 2 Noteholders rights to purchase additional equity securities offered by the Company will cease (except for the New Class 3 Notes they are to receive pursuant to 1.b. and 2.in the *"Notice of Amendments and Note Exchanges"* section of this document).

Specified Orders (and related terms):

Class 2 Noteholders will have an undivided interest (proportional to their share of said notes outstanding – and with the aggregate amount of said Class 2 Notes sharing the "specified orders" herein limited to $ 1,576,000 [principal amount of aggregate Class 2 Notes]) in 25% of all payments received by the Company (including, without limitation any Subsidiary or successor to the Company) for the design, sale, or service (including modifications or additions thereto) for all display inspection systems or sales or contracts relating thereto:

1. above $6 million from October 1, 2008 through March 31, 2009,

2. above $6.5 million from October 1, 2008 through April 30, 2009 (payments made to Noteholders pursuant to 1. above shall reduce the amount due Noteholders pursuant to this section 2.),

3. above $7.5 million from October 1, 2008 through June 30, 2009 (payments made to Noteholders pursuant to 1.through 2. above shall reduce the amount due Noteholders pursuant to this section 3.),

4. above $8.0 million from October 1, 2008 through July 31, 2009 (payments made to Noteholders pursuant to 1. through 3. above shall reduce the amount due Noteholders pursuant to this section 4.),

5. above $8.5 million from October 1, 2008 through August 31, 2009 (payments made to Noteholders pursuant to 1. through 4. above shall reduce the amount due Noteholders pursuant to this section 5.), and

6. above $9.0 million from October 1, 2008 through September 30, 2009 (payments made to Noteholders pursuant to 1. through 5. above shall reduce the amount due Noteholders pursuant to this section 6.).

All deposits received by Integral shall not be included in the above calculation of payments received until the Company has received the earlier of a second progress payment or the final payment for the system or systems ordered for which the deposit payment was made.

Additionally, any payments from orders placed with the Company before September 1, 2008 by Plastic Logic GmbH shall not be included in the above calculations of payments received by the Company.

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*****")**. The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: Edward J. Carney, Trustee, The Carney Trust dated March 22, 1994

Address: in care of Saddleback Valley Christian Schools
26333 Oso Road
San Juan Capistrano, CA 92675

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, Edward J. Carney, Trustee, The Carney Trust dated March 22, 1994 ("Carney Trust") hereby elects to:

1. With regard to the Class 2 Notes issued to the Carney Trust on or before December 1, 2007:

    a. Amend said Notes such that Warrant accruals cease effective January 2, 2008

b. Exchange all of said Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due the Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

2. With regard to the Class 2 Notes issued to the Carney Trust on or after December 2, 2007 (including, without limitation, Notes issued after the date of this notice):

Exchange all of these Notes (including accrued interest due thereon through and including the date this note amendment and exchange closes) for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 30, 2008). The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and

payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" shall be effective when all of the above Conditions have been satisfied.

Restrictions: The Carney Trust Trust acknowledges that the Notes and Shares acquired upon exercise of Warrants and the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. Kiely, III, Trust agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of*

said Act." The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

The Carney Trust acknowledges that they may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue New Class 3 Notes to Edward J. Carney, Trustee, The Carney Trust dated March 22, 1994 pursuant to this agreement as soon as reasonably practical.

Disposition of Notes: The Carney Trust warrants and represents to the Company that they have not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Signed:

Edward J. Carney, Trustee, The Carney Trust dated March 22, 1994

____

Edward J. Carney, Trustee

Election to exchange and amend Notes – Exhibit A

Note: There is no Exhibit A to this notice (because it is not applicable to the Carney Trust because no Class 2 Notes will be issued to said trust pursuant to this notice).

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*"). The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: J. N. Hunter and J. A. Hunter, Trustees, Industrial Boxboard Corporation Profit Sharing Plan and Trust

Address: 2249 Davis Court
Hayward, CA 94545

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, J. N. Hunter and J. A. Hunter, Trustees, Industrial Boxboard Corporation Profit Sharing Plan and Trust ("IBC Profit Sharing Plan") hereby elect to:

1. With regard to the Class 2 Notes issued to the IBC Profit Sharing Plan on or before December 1, 2007:

    a. Amend said Notes such that Warrant accruals cease effective January 2, 2008

b. Exchange half (50%) of said Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on this portion of Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008

c. Amend the maturity date of one quarter (25%) of said Notes to July 1, 2009. Amend the Specified Orders and other terms for this portion of Notes to the terms shown on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof. The interest payable on this portion of these Notes shall be increased to the annual rate of 12% effective January 2, 2008.

d. Amend the maturity date of the remaining one quarter (25%) of said Notes to October 1, 2009. Amend the Specified Orders and other terms for this portion of Notes to the terms shown on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof. The interest payable on this portion of these Notes shall be increased to the annual rate of 12% effective January 2, 2008.

2. With regard to the Class 2 Notes issued to the IBC Profit Sharing Plan on or after December 2, 2007:

   Exchange all of these Notes (including accrued interest due thereon through and including the date this note amendment and exchange closes) for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 30, 2013). The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" shall be effective when all of the above Conditions have been satisfied.

Restrictions: The IBC Profit Sharing Plan acknowledges that the Notes and Shares acquired upon exercise of Warrants and the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. The IBC Profit Sharing Plan agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

The IBC Profit Sharing Plan acknowledges that they may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue New Class 3 Notes to the IBC Profit Sharing Plan pursuant to this agreement as soon as reasonably practical. The Company shall also issue new or amend existing Class 2 Notes due the IBC Profit Sharing Plan in the name of the IBC Profit Sharing Plan to be held by the law firm of J. M. Warren Law Offices, P.C. Copies of all documents related to this transaction will be sent to the Representative.

Disposition of Notes: The IBC Profit Sharing Plan warrants and represents to the Company that they have not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Blocker Clauses: The undersigned hereby elects to omit Section 1.1.c. "*Manner of Exercise*" "*Restrictions*" in Warrants and omit the restrictions limiting the undersigned's rights to convert Class 3 Notes (in section 2. *"Conversion"* of said Class 3 Notes) issued to the undersigned pursuant to this notice.

(Signatures on the following page.)

Signed: J. N. Hunter and J. A. Hunter, Trustees, Industrial Boxboard Corporation Profit Sharing Plan and Trust

____

By J. N. Hunter, Trustee

Election to exchange and amend Notes – Exhibit A

Class 2 Noteholders rights to purchase additional equity securities offered by the Company will cease (except for the New Class 3 Notes they are to receive pursuant to 1.b. and 2.in the *"Notice of Amendments and Note Exchanges"* section of this document).

Specified Orders (and related terms):

Class 2 Noteholders will have an undivided interest (proportional to their share of said notes outstanding – and with the aggregate amount of said Class 2 Notes sharing the "specified orders" herein limited to $ 1,576,000 [principal amount of aggregate Class 2 Notes]) in 25% of all payments received by the Company (including, without limitation any Subsidiary or successor to the Company) for the design, sale, or service (including modifications or additions thereto) for all display inspection systems or sales or contracts relating thereto:

1. above $6 million from October 1, 2008 through March 31, 2009,

2. above $6.5 million from October 1, 2008 through April 30, 2009 (payments made to Noteholders pursuant to 1. above shall reduce the amount due Noteholders pursuant to this section 2.),

3. above $7.5 million from October 1, 2008 through June 30, 2009 (payments made to Noteholders pursuant to 1.through 2. above shall reduce the amount due Noteholders pursuant to this section 3.),

4. above $8.0 million from October 1, 2008 through July 31, 2009 (payments made to Noteholders pursuant to 1. through 3. above shall reduce the amount due Noteholders pursuant to this section 4.),

5. above $8.5 million from October 1, 2008 through August 31, 2009 (payments made to Noteholders pursuant to 1. through 4. above shall reduce the amount due Noteholders pursuant to this section 5.), and

6. above $9.0 million from October 1, 2008 through September 30, 2009 (payments made to Noteholders pursuant to 1. through 5. above shall reduce the amount due Noteholders pursuant to this section 6.).

All deposits received by Integral shall not be included in the above calculation of payments received until the Company has received the earlier of a second progress payment or the final payment for the system or systems ordered for which the deposit payment was made.

Additionally, any payments from orders placed with the Company before September 1, 2008 by Plastic Logic GmbH shall not be included in the above calculations of payments received by the Company.

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*"**). The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: Dale Renee Kehoe, Trustee, Dale Renee Kehoe Trust

Address: 27445 Paseo Fiesta **(Please note this is a new address)**
San Juan Capistrano, CA 92675

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, Dale Renee Kehoe, Trustee, Dale Renee Kehoe Trust ("Kehoe ") hereby elect to:

1. With regard to the Class 2 Notes issued to Kehoe on or before December 1, 2007:

   a. Amend said Notes such that Warrant accruals cease effective January 2, 2008

   b. Exchange half (50%) of said Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued

interest due on this portion of Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

c. Amend the maturity date of one quarter (25%) of said Notes to July 1, 2009. Amend the Specified Orders and other terms for this portion of Notes to the terms shown on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof. The interest payable on this portion of these Notes shall be increased to the annual rate of 12% effective January 2, 2008.

d. Amend the maturity date of the remaining one quarter (25%) of said Notes to October 1, 2009. Amend the Specified Orders and other terms for this portion of Notes to the terms shown on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof. The interest payable on this portion of these Notes shall be increased to the annual rate of 12% effective January 2, 2008.

2. With regard to the Class 2 Notes issued to Kehoe on or after December 2, 2007:

(There were no such notes issued to Kehoe.)

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than 09-30-08). The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" shall be effective when all of the above Conditions have been satisfied.

Restrictions: Kehoe acknowledges that the Notes and Shares acquired upon exercise of Warrants and the conversion of the Class 3 Notes will be "restricted securities" as

that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. Kehoe agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

Kehoe acknowledges that they may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue New Class 3 Notes to Kehoe pursuant to this agreement as soon as reasonably practical. The Company shall also issue new or amend existing Class 2 Notes due Kehoe in the name of Kehoe to be held by the law firm of J. M. Warren Law Offices, P.C. Copies of all documents related to this transaction will be sent to the Representative.

Disposition of Notes: Kehoe warrants and represents to the Company that they have not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Signed:

Dale Renee Kehoe Trust

____

By Dale Rene Kehoe, Trustee

Election to exchange and amend Notes – Exhibit A

Class 2 Noteholders rights to purchase additional equity securities offered by the Company will cease (except for the New Class 3 Notes they are to receive pursuant to 1.b. and 2.in the *"Notice of Amendments and Note Exchanges"* section of this document).

Specified Orders (and related terms):

Class 2 Noteholders will have an undivided interest (proportional to their share of said notes outstanding – and with the aggregate amount of said Class 2 Notes sharing the "specified orders" herein limited to $ 1,576,000 [principal amount of aggregate Class 2 Notes]) in 25% of all payments received by the Company (including, without limitation any Subsidiary or successor to the Company) for the design, sale, or service (including modifications or additions thereto) for all display inspection systems or sales or contracts relating thereto:

1. above $6 million from October 1, 2008 through March 31, 2009,

2. above $6.5 million from October 1, 2008 through April 30, 2009 (payments made to Noteholders pursuant to 1. above shall reduce the amount due Noteholders pursuant to this section 2.),

3. above $7.5 million from October 1, 2008 through June 30, 2009 (payments made to Noteholders pursuant to 1.through 2. above shall reduce the amount due Noteholders pursuant to this section 3.),

4. above $8.0 million from October 1, 2008 through July 31, 2009 (payments made to Noteholders pursuant to 1. through 3. above shall reduce the amount due Noteholders pursuant to this section 4.),

5. above $8.5 million from October 1, 2008 through August 31, 2009 (payments made to Noteholders pursuant to 1. through 4. above shall reduce the amount due Noteholders pursuant to this section 5.), and

6. above $9.0 million from October 1, 2008 through September 30, 2009 (payments made to Noteholders pursuant to 1. through 5. above shall reduce the amount due Noteholders pursuant to this section 6.).

All deposits received by Integral shall not be included in the above calculation of payments received until the Company has received the earlier of a second progress payment or the final payment for the system or systems ordered for which the deposit payment was made.

Additionally, any payments from orders placed with the Company before September 1, 2008 by Plastic Logic GmbH shall not be included in the above calculations of payments received by the Company.

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*"**). The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: John R. Kiely, III

Address: 1 7 8 1 7 Davis Road
Dundee, MI 4 8 1 3 1

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, John R. Kiely, III ("Kiely, III") hereby elect to:

1. With regard to the Class 2 Notes issued to Kiely, III on or before December 1, 2007:

    a. Amend said Notes such that Warrant accruals cease effective January 2, 2008

    b. Exchange half (50%) of said Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued

interest due on this portion of Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008 and that the first interest payment date on said New Class 3 Notes will be January 1, 2009.

c. Amend the maturity date of one quarter (25%) of said Notes to July 1, 2009. Amend the Specified Orders and other terms for this portion of Notes to the terms shown on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof. The interest payable on this portion of these Notes shall be increased to the annual rate of 12% effective January 2, 2008.

d. Amend the maturity date of the remaining one quarter (25%) of said Notes to October 1, 2009. Amend the Specified Orders and other terms for this portion of Notes to the terms shown on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof. The interest payable on this portion of these Notes shall be increased to the annual rate of 12% effective January 2, 2008.

e. Amend the name of the Noteholders of all such Notes to be issued or amended pursuant to "b." through "d." above from John R. Kiely, III to John R. Kiely, III, Trustee, John R. Kiely Trust dated May 22, 2007

2. With regard to the Class 2 Notes issued to Kiely, III on or after December 2, 2007:

(There were no such notes issued to Kiely, III.)

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 30, 2013). The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" and under the section "Blocker Clauses" below shall be effective when all of the above Conditions have been satisfied.

Restrictions: Kiely, III acknowledges that the Notes and Shares acquired upon exercise of Warrants and the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. Kiely, III agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

Kiely, III acknowledges that they may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue New Class 3 Notes to John R. Kiely, III, Trustee, John R. Kiely Trust dated May 22, 2007 pursuant to this agreement as soon as reasonably practical. The Company shall also issue new or amend existing Class 2 Notes due Kiely, III in the name of John R. Kiely, III, Trustee, John R. Kiely Trust dated May 22, 2007 to be held by the law firm of J. M. Warren Law Offices, P.C. Copies of all documents related to this transaction will be sent to the Representative.

Disposition of Notes: Kiely, III warrants and represents to the Company that they have not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Blocker Clauses: The undersigned hereby elects to omit Section 1.1.c. "*Manner of Exercise*" "*Restrictions*" in Warrants previously issued to the undersigned The Company's acceptance of this notice is the Company's consent to said modification of previously issued Warrants. The undersigned also elects to omit the restrictions limiting the undersigned's rights to convert Class 3 Notes (in section 2. *"Conversion"* of said Class 3 Notes) to be issued to the undersigned pursuant to this notice.

Signed:

____

John R. Kiely, III

Election to exchange and amend Notes – Exhibit A

Class 2 Noteholders rights to purchase additional equity securities offered by the Company will cease (except for the New Class 3 Notes they are to receive pursuant to 1.b. and 2.in the *"Notice of Amendments and Note Exchanges"* section of this document).

Specified Orders (and related terms):

Class 2 Noteholders will have an undivided interest (proportional to their share of said notes outstanding – and with the aggregate amount of said Class 2 Notes sharing the "specified orders" herein limited to $ 1,576,000 [principal amount of aggregate Class 2 Notes]) in 25% of all payments received by the Company (including, without limitation any Subsidiary or successor to the Company) for the design, sale, or service (including modifications or additions thereto) for all display inspection systems or sales or contracts relating thereto:

1. above $6 million from October 1, 2008 through March 31, 2009,

2. above $6.5 million from October 1, 2008 through April 30, 2009 (payments made to Noteholders pursuant to 1. above shall reduce the amount due Noteholders pursuant to this section 2.),

3. above $7.5 million from October 1, 2008 through June 30, 2009 (payments made to Noteholders pursuant to 1.through 2. above shall reduce the amount due Noteholders pursuant to this section 3.),

4. above $8.0 million from October 1, 2008 through July 31, 2009 (payments made to Noteholders pursuant to 1. through 3. above shall reduce the amount due Noteholders pursuant to this section 4.),

5. above $8.5 million from October 1, 2008 through August 31, 2009 (payments made to Noteholders pursuant to 1. through 4. above shall reduce the amount due Noteholders pursuant to this section 5.), and

6. above $9.0 million from October 1, 2008 through September 30, 2009 (payments made to Noteholders pursuant to 1. through 5. above shall reduce the amount due Noteholders pursuant to this section 6.).

All deposits received by Integral shall not be included in the above calculation of payments received until the Company has received the earlier of a second progress payment or the final payment for the system or systems ordered for which the deposit payment was made.

Additionally, any payments from orders placed with the Company before September 1, 2008 by Plastic Logic GmbH shall not be included in the above calculations of payments received by the Company.

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents (“***Subsequent Financing***”) at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the “***ROFR***”), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents (“***ROFR Securities***”) in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing (“***Pre-Notice***”), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a “***Subsequent Financing Notice***”). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a “***Participating Investor***”) shall be deemed the “***ROFR Notice Date***” for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a “***ROFR Election Notice***”) is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors’ rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*****").** The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: John R. Kiely, III, Trustee, John R. Kiely, III Trust dated May 22, 2007

Address: 1 7 8 1 7 Davis Road
Dundee, MI 4 8 1 3 1

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, John R. Kiely, III, Trustee, John R. Kiely, III Trust dated May 22, 2007 ("Kiely, III Trust") hereby elects to:

1. With regard to the Class 2 Notes issued to Kiely, III Trust on or before December 1, 2007:

   (There were no such notes issued to the Kiely, III Trust.)

2. With regard to the Class 2 Notes issued to the Kiely, III Trust on or after December 2, 2007:

   Exchange all of these Notes (including accrued interest due thereon through and including the date this note amendment and exchange closes) for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 30, 2013). The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2

Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" and under the section "Blocker Clauses" below shall be effective when all of the above Conditions have been satisfied.

Restrictions: Kiely, III, Trust acknowledges that the Notes and Shares acquired upon exercise of Warrants and the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. Kiely, III, Trust agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

Kiely, III, Trust acknowledges that they may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that

the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue New Class 3 Notes to John R. Kiely, III, Trustee, John R. Kiely, III Trust dated May 22, 2007 pursuant to this agreement as soon as reasonably practical.

Disposition of Notes: Kiely, III, Trust warrants and represents to the Company that they have not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Blocker Clauses: The undersigned elects to omit the restrictions limiting the undersigned's rights to convert Class 3 Notes (in section 2. *"Conversion"* of said Class 3 Notes) to be issued to the undersigned pursuant to this notice.

Signed:

John R. Kiely, III, Trustee, John R. Kiely, III Trust dated May 22, 2007

____

John R. Kiely, III, Trustee

Election to exchange and amend Notes – Exhibit A

Note: There is no Exhibit A to this notice (because it is not applicable to the Kiely, III Trust because no Class 2 Notes will be issued to said trust pursuant to this notice).

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*")**. The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: The Klonoff Company, Inc.

Address: 1631 North 201st Street
Shoreline, WA 98133

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, The Klonoff Company, Inc. ("Klonoff Company") hereby elect to:

1. With regard to the Class 2 Notes issued to the Klonoff Company on or before December 1, 2007:

   a. Amend said Notes such that Warrant accruals cease effective January 2, 2008

   b. Exchange half (50%) of said Notes for New Class 3 Notes due July 1, 2010 and

convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on this portion of Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. These New Class 3 Notes should be issued in the name of P. Robert Klonoff. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

c. Amend the maturity date of one quarter (25%) of said Notes to July 1, 2009. Amend the Specified Orders and other terms for this portion of Notes to the terms shown on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof. The interest payable on this portion of these Notes shall be increased to the annual rate of 12% effective January 2, 2008.

d. Amend the maturity date of the remaining one quarter (25%) of said Notes to October 1, 2009. Amend the Specified Orders and other terms for this portion of Notes to the terms shown on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof. The interest payable on this portion of these Notes shall be increased to the annual rate of 12% effective January 2, 2008.

2. With regard to the Class 2 Notes issued to the Klonoff Company on or after December 2, 2007:

(There were no such notes issued to the Klonoff Company.)

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares

of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 13, 2013). The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" shall be effective when all of the above Conditions have

been satisfied.

Restrictions: The Klonoff Company and P. Robert Klonoff acknowledge that the Notes and Shares acquired upon exercise of Warrants and the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. The Klonoff Company and P. Robert Klonoff agree that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

The Klonoff Company and P. Robert Klonoff acknowledge that they may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue New Class 3 Notes to P. Robert Klonoff pursuant to this agreement as soon as reasonably practical. The Company shall also issue new or amend existing Class 2 Notes due the Klonoff Company in the name of the Klonoff Company to be held by the law firm of J. M. Warren Law Offices, P.C. Copies of all documents related to this transaction will be sent to the Representative.

Disposition of Notes: The Klonoff Company warrants and represents to the Company that they have not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Signed: The Klonoff Company, Inc. P. Robert Klonoff (individually)

____
by P. Robert Klonoff, its President

____
P. Robert Klonoff

Election to exchange and amend Notes – Exhibit A

Class 2 Noteholders rights to purchase additional equity securities offered by the Company will cease (except for the New Class 3 Notes they are to receive pursuant to 1.b. and 2.in the *"Notice of Amendments and Note Exchanges"* section of this document).

Specified Orders (and related terms):

Class 2 Noteholders will have an undivided interest (proportional to their share of said notes outstanding – and with the aggregate amount of said Class 2 Notes sharing the "specified orders" herein limited to $ 1,576,000 [principal amount of aggregate Class 2 Notes]) in 25% of all payments received by the Company (including, without limitation any Subsidiary or successor to the Company) for the design, sale, or service (including modifications or additions thereto) for all display inspection systems or sales or contracts relating thereto:

1. above $6 million from October 1, 2008 through March 31, 2009,

2. above $6.5 million from October 1, 2008 through April 30, 2009 (payments made to Noteholders pursuant to 1. above shall reduce the amount due Noteholders pursuant to this section 2.),

3. above $7.5 million from October 1, 2008 through June 30, 2009 (payments made to Noteholders pursuant to 1.through 2. above shall reduce the amount due Noteholders pursuant to this section 3.),

4. above $8.0 million from October 1, 2008 through July 31, 2009 (payments made to Noteholders pursuant to 1. through 3. above shall reduce the amount due Noteholders pursuant to this section 4.),

5. above $8.5 million from October 1, 2008 through August 31, 2009 (payments made to Noteholders pursuant to 1. through 4. above shall reduce the amount due Noteholders pursuant to this section 5.), and

6. above $9.0 million from October 1, 2008 through September 30, 2009 (payments made to Noteholders pursuant to 1. through 5. above shall reduce the amount due Noteholders pursuant to this section 6.).

All deposits received by Integral shall not be included in the above calculation of payments received until the Company has received the earlier of a second progress payment or the final payment for the system or systems ordered for which the deposit payment was made.

Additionally, any payments from orders placed with the Company before September 1, 2008 by Plastic Logic GmbH shall not be included in the above calculations of payments received by the Company.

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*****")**. The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: P. Robert Klonoff and
Susan J. Klonoff (Community Property)

Address: 1631 North 201st Street
Shoreline, WA 98133

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, P. Robert Klonoff and Susan J. Klonoff, Community Property ("Klonoff") hereby elect to:

1. With regard to the Class 2 Notes issued to Klonoff on or before December 1, 2007:

   a. Amend said Notes such that Warrant accruals cease effective January 2, 2008

b. Exchange half (50%) of said Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on this portion of Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

c. Amend the maturity date of one quarter (25%) of said Notes to July 1, 2009. Amend the Specified Orders and other terms for this portion of Notes to the terms shown on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof. The interest payable on this portion of these Notes shall be increased to the annual rate of 12% effective January 2, 2008.

d. Amend the maturity date of the remaining one quarter (25%) of said Notes to October 1, 2009. Amend the Specified Orders and other terms for this portion of Notes to the terms shown on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof. The interest payable on this portion of these Notes shall be increased to the annual rate of 12% effective January 2, 2008.

2. With regard to the Class 2 Notes issued to Klonoff on or after December 2, 2007:

Exchange all of these Notes (including accrued interest due thereon through and including the date this note amendment and exchange closes) for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the

Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 30, 2013). The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Effective Date: The elections listed under the section entitled '***Notice of Amendments and***

Note Exchanges" shall be effective when all of the above Conditions have been satisfied.

Restrictions: Klonoff acknowledges that the Notes and Shares acquired upon exercise of Warrants and the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. Klonoff agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

Klonoff acknowledges that they may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue New Class 3 Notes to Klonoff pursuant to this agreement as soon as reasonably practical. The Company shall also issue new or amend existing Class 2 Notes due Klonoff in the name of Klonoff to be held by the law firm of J. M. Warren Law Offices, P.C. Copies of all documents related to this transaction will be sent to the Representative.

Disposition of Notes: Klonoff warrants and represents to the Company that they have not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Signed:

______________________________	______________________________
P. Robert Klonoff	Susan J. Klonoff

Election to exchange and amend Notes – Exhibit A

Class 2 Noteholders rights to purchase additional equity securities offered by the Company will cease (except for the New Class 3 Notes they are to receive pursuant to 1.b. and 2.in the *"Notice of Amendments and Note Exchanges"* section of this document).

Specified Orders (and related terms):

Class 2 Noteholders will have an undivided interest (proportional to their share of said notes outstanding – and with the aggregate amount of said Class 2 Notes sharing the "specified orders" herein limited to $ 1,576,000 [principal amount of aggregate Class 2 Notes]) in 25% of all payments received by the Company (including, without limitation any Subsidiary or successor to the Company) for the design, sale, or service (including modifications or additions thereto) for all display inspection systems or sales or contracts relating thereto:

1. above $6 million from October 1, 2008 through March 31, 2009,

2. above $6.5 million from October 1, 2008 through April 30, 2009 (payments made to Noteholders pursuant to 1. above shall reduce the amount due Noteholders pursuant to this section 2.),

3. above $7.5 million from October 1, 2008 through June 30, 2009 (payments made to Noteholders pursuant to 1.through 2. above shall reduce the amount due Noteholders pursuant to this section 3.),

4. above $8.0 million from October 1, 2008 through July 31, 2009 (payments made to Noteholders pursuant to 1. through 3. above shall reduce the amount due Noteholders pursuant to this section 4.),

5. above $8.5 million from October 1, 2008 through August 31, 2009 (payments made to Noteholders pursuant to 1. through 4. above shall reduce the amount due Noteholders pursuant to this section 5.), and

6. above $9.0 million from October 1, 2008 through September 30, 2009 (payments made to Noteholders pursuant to 1. through 5. above shall reduce the amount due Noteholders pursuant to this section 6.).

All deposits received by Integral shall not be included in the above calculation of payments received until the Company has received the earlier of a second progress payment or the final payment for the system or systems ordered for which the deposit payment was made.

Additionally, any payments from orders placed with the Company before September 1, 2008 by Plastic Logic GmbH shall not be included in the above calculations of payments received by the Company.

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*"**). The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: John R, Kiely, III, Trustee, John R. & Margaret Lee Kiely Revocable Trust

Address: First Republic Investment Management
Custodian Account # A 9 G - 3 0 1 7 5 7
1000 SW Broadway, Suite 1810
Portland, OR 97205

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, John R, Kiely, III, Trustee, John R. & Margaret Lee Kiely Revocable Trust ("Margaret Kiely Trust") hereby elects to:

1. With regard to the Class 2 Notes issued to the Margaret Kiely Trust on or before December 1, 2007:

a. Amend said Notes such that Warrant accruals cease effective January 2, 2008

b. Exchange half (50%) of said Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on this portion of Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

c. Amend the maturity date of one quarter (25%) of said Notes to July 1, 2009. Amend the Specified Orders and other terms for this portion of Notes to the terms shown on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof. The interest payable on this portion of these Notes shall be increased to the annual rate of 12% effective January 2, 2008.

d. Amend the maturity date of the remaining one quarter (25%) of said Notes to October 1, 2009. Amend the Specified Orders and other terms for this portion of Notes to the terms shown on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof. The interest payable on this portion of these Notes shall be increased to the annual rate of 12% effective January 2, 2008.

2. With regard to the Class 2 Notes issued to the Margaret Kiely Trust on or after December 2, 2007:

   Exchange all of these Notes (including accrued interest due thereon through and including the date this note amendment and exchange closes) for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase

Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 30, 2008). The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" and under the section "Blocker Clauses" below shall be effective when all of the above Conditions have been satisfied.

Restrictions: The Margaret Kiely Trust acknowledges that the Notes and Shares acquired upon exercise of Warrants and the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. The Margaret Kiely Trust agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

The Margaret Kiely Trust acknowledges that they may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue New Class 3 Notes to the Margaret Kiely Trust pursuant to this agreement as soon as reasonably practical. The Company shall also issue new or amend existing Class 2 Notes due the Margaret Kiely Trust in the name of the Margaret Kiely Trust to be held by the law firm of J. M. Warren Law Offices, P.C. Copies of all documents related to this transaction will be sent to the Representative.

Disposition of Notes: Klonoff warrants and represents to the Company that they have not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Blocker Clauses: The undersigned hereby elects to omit Section 1.1.c. "*Manner of Exercise*" "*Restrictions*" in Warrants previously issued to the undersigned The Company's acceptance of this notice is the Company's consent to said modification of previously issued Warrants. The undersigned also elects to omit the restrictions limiting the undersigned's rights to convert Class 3 Notes (in section 2. *"Conversion"* of said Class 3 Notes) to be

issued to the undersigned pursuant to this notice.

Signed:

John R, Kiely, III, Trustee, John R. & Margaret Lee Kiely Revocable Trust

____

John R. Kiely, III, Trustee

Election to exchange and amend Notes – Exhibit A

Class 2 Noteholders rights to purchase additional equity securities offered by the Company will cease (except for the New Class 3 Notes they are to receive pursuant to 1.b. and 2.in the *"Notice of Amendments and Note Exchanges"* section of this document).

Specified Orders (and related terms):

Class 2 Noteholders will have an undivided interest (proportional to their share of said notes outstanding – and with the aggregate amount of said Class 2 Notes sharing the "specified orders" herein limited to $ 1,576,000 [principal amount of aggregate Class 2 Notes]) in 25% of all payments received by the Company (including, without limitation any Subsidiary or successor to the Company) for the design, sale, or service (including modifications or additions thereto) for all display inspection systems or sales or contracts relating thereto:

1. above $6 million from October 1, 2008 through March 31, 2009,

2. above $6.5 million from October 1, 2008 through April 30, 2009 (payments made to Noteholders pursuant to 1. above shall reduce the amount due Noteholders pursuant to this section 2.),

3. above $7.5 million from October 1, 2008 through June 30, 2009 (payments made to Noteholders pursuant to 1.through 2. above shall reduce the amount due Noteholders pursuant to this section 3.),

4. above $8.0 million from October 1, 2008 through July 31, 2009 (payments made to Noteholders pursuant to 1. through 3. above shall reduce the amount due Noteholders pursuant to this section 4.),

5. above $8.5 million from October 1, 2008 through August 31, 2009 (payments made to Noteholders pursuant to 1. through 4. above shall reduce the amount due Noteholders pursuant to this section 5.), and

6. above $9.0 million from October 1, 2008 through September 30, 2009 (payments made to Noteholders pursuant to 1. through 5. above shall reduce the amount due Noteholders pursuant to this section 6.).

All deposits received by Integral shall not be included in the above calculation of payments received until the Company has received the earlier of a second progress payment or the final payment for the system or systems ordered for which the deposit payment was made.

Additionally, any payments from orders placed with the Company before September 1, 2008 by Plastic Logic GmbH shall not be included in the above calculations of payments received by the Company.

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*****").** The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: Max A. Coon

Address: 1005 Charlevoix Drive, Suite 100
Grand Ledge, MI 48837

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, Max A. Coon hereby elects to:

1. With regard to the Class 2 Notes issued to Max A. Coon on or before December 1, 2007:

   (There were no such notes issued to Max A. Coon.)

2. With regard to the Class 2 Notes issued to Max A. Coon on or after December 2, 2007:

Exchange all of these Notes (including accrued interest due thereon through and including the date this note amendment and exchange closes) for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 30, 2013. The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" shall be effective when all of the above Conditions have been satisfied.

Restrictions: Max A. Coon acknowledges that the Notes and Shares acquired upon exercise of Warrants and the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. Max A. Coon agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

Max A. Coon acknowledges that they may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue New Class 3 Notes to Max A. Coon pursuant to this agreement as soon as reasonably practical.

Disposition of Notes: Max A. Coon warrants and represents to the Company that they have not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Signed:

Max A. Coon

____

Max A. Coon

Election to exchange and amend Notes – Exhibit A

Note: There is no Exhibit A to this notice (because it is not applicable to Max A. Coon because no Class 2 Notes will be issued to Max A. Coon).

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*"**). The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: Max Coon (The grandson of Max A. Coon)

Address: 1005 Charlevoix Drive, Suite 100
Grand Ledge, MI 48837

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, Max Coon hereby elects to:

1. With regard to the Class 2 Notes issued to Max Coon on or before December 1, 2007:

   (There were no such notes issued to Max Coon.)

2. With regard to the Class 2 Notes issued to Max Coon on or after December 2, 2007:

Exchange all of these Notes (including accrued interest due thereon through and including the date this note amendment and exchange closes) for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 30, 2013. The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" shall be effective when all of the above Conditions have been satisfied.

Restrictions: Max Coon acknowledges that the Notes and Shares acquired upon exercise of Warrants and the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. Max Coon agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

Max Coon acknowledges that they may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue New Class 3 Notes to Max Coon pursuant to this agreement as soon as reasonably practical.

Disposition of Notes: Max Coon warrants and represents to the Company that they have not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Signed:

Max Coon

____

Max Coon

Election to exchange and amend Notes – Exhibit A

Note: There is no Exhibit A to this notice (because it is not applicable to Max Coon because no Class 2 Notes will be issued to Max Coon).

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*"**). The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: Maxco, Inc.

Address: 1005 Charlevoix Drive, Suite 100
Grand Ledge, MI 48837

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, Maxco, Inc. hereby elect to:

1. With regard to the Class 2 Notes issued to Maxco, Inc. on or before December 1, 2007:

   a. Amend said Notes such that Warrant accruals cease effective January 2, 2008

   b. Exchange half (50%) of said Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued

interest due on this portion of Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

c. Amend the maturity date of one quarter (25%) of said Notes to July 1, 2009. Amend the Specified Orders and other terms for this portion of Notes to the terms shown on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof. The interest payable on this portion of these Notes shall be increased to the annual rate of 12% effective January 2, 2008.

d. Amend the maturity date of the remaining one quarter (25%) of said Notes to October 1, 2009. Amend the Specified Orders and other terms for this portion of Notes to the terms shown on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof. The interest payable on this portion of these Notes shall be increased to the annual rate of 12% effective January 2, 2008.

2. With regard to the Class 2 Notes issued to Maxco, Inc. on or after December 2, 2007:

(There were no such notes issued to Maxco, Inc.)

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 30, 2008). The Company may not grant the PIPE Investors any other equity securities as consideration for the PIPE Investors agreeing to the conditions

herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the "Election to exchange and amend Notes – Exhibit A" attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" shall be effective when all of the above Conditions have been satisfied.

Restrictions: Maxco, Inc. acknowledges that the Notes and Shares acquired upon exercise of Warrants and the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. Maxco, Inc.agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

Maxco, Inc. acknowledges that they may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: The Company shall issue New Class 3 Notes to Maxco, Inc. pursuant to this agreement as soon as reasonably practical. The Company shall also issue new or amend existing Class 2 Notes due Maxco, Inc. in the name of Maxco, Inc. to be held by the law firm of J. M. Warren Law Offices, P.C. Copies of all documents related to this transaction will be sent to the Representative.

Disposition of Notes: The Maxco, Inc. warrants and represents to the Company that they have not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Signed:

Maxco, Inc.

____

by Max A. Coon, its President

Election to exchange and amend Notes – Exhibit A

Class 2 Noteholders rights to purchase additional equity securities offered by the Company will cease (except for the New Class 3 Notes they are to receive pursuant to 1.b. and 2.in the *"Notice of Amendments and Note Exchanges"* section of this document).

Specified Orders (and related terms):

Class 2 Noteholders will have an undivided interest (proportional to their share of said notes outstanding – and with the aggregate amount of said Class 2 Notes sharing the "specified orders" herein limited to $ 1,576,000 [principal amount of aggregate Class 2 Notes]) in 25% of all payments received by the Company (including, without limitation any Subsidiary or successor to the Company) for the design, sale, or service (including modifications or additions thereto) for all display inspection systems or sales or contracts relating thereto:

1. above $6 million from October 1, 2008 through March 31, 2009,

2. above $6.5 million from October 1, 2008 through April 30, 2009 (payments made to Noteholders pursuant to 1. above shall reduce the amount due Noteholders pursuant to this section 2.),

3. above $7.5 million from October 1, 2008 through June 30, 2009 (payments made to Noteholders pursuant to 1.through 2. above shall reduce the amount due Noteholders pursuant to this section 3.),

4. above $8.0 million from October 1, 2008 through July 31, 2009 (payments made to Noteholders pursuant to 1. through 3. above shall reduce the amount due Noteholders pursuant to this section 4.),

5. above $8.5 million from October 1, 2008 through August 31, 2009 (payments made to Noteholders pursuant to 1. through 4. above shall reduce the amount due Noteholders pursuant to this section 5.), and

6. above $9.0 million from October 1, 2008 through September 30, 2009 (payments made to Noteholders pursuant to 1. through 5. above shall reduce the amount due Noteholders pursuant to this section 6.).

All deposits received by Integral shall not be included in the above calculation of payments received until the Company has received the earlier of a second progress payment or the final payment for the system or systems ordered for which the deposit payment was made.

Additionally, any payments from orders placed with the Company before September 1, 2008 by Plastic Logic GmbH shall not be included in the above calculations of payments received by the Company.

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date being no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*").** The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.

INTEGRAL VISION, INC.

Notice of election to exchange and amend Notes issued pursuant to the Fifth Amended and Restated Note and Warrant Purchase Agreement

Name: Michael H. Kiely

Address: 30 Gladys Drive
Spring Valley, NY 10977:

Date: September 8, 2008

Unless otherwise defined herein, all capitalized terms shall have the meanings set forth in the Fifth Amended and Restated Note and Warrant Purchase Agreement ("Fifth Amended Agreement") among Integral Vision, Inc. (the "Company") and the Purchasers therein.

Factual Statements

The Company entered into a Securities Purchase Agreement dated April 12, 2005 with said Securities Purchase Agreement being filed with the Securities and Exchange Commission by the Company on Form 8-K on April 14, 2005 including Exhibits and attachments thereto (the "Securities Purchase Agreement"). (The investors who received Common Stock and warrants to purchase Commons Stock pursuant to the Securities Purchase Agreement are defined as the PIPE Investors in the Fifth Amended Agreement.) The Securities Purchase Agreement included some terms intended to protect the PIPE Investors' ownership position in the Company if the Company issued equity securities on more favorable terms to new investors other than to the PIPE Investors (the "PIPE Anti-dilution Terms"). Said PIPE Anti-dilution Terms adversely affected the Company's ability to raise equity funds on terms that would be attractive to new investors. The Company was able to raise funds to maintain its operations by issuing Notes secured primarily by the Intellectual Property of the Company.

The Company, the PIPE Investors, and the Noteholders wish to restructure the terms of their various agreements to enable the Company to be in position to potentially survive, grow, and prosper.

Notice of Amendments and Note Exchanges

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, Michael H. Kiely hereby elects to:

1. With regard to the Class 2 Notes issued to Michael H. Kiely on or before December 1, 2007:

   (There were no such notes issued to Michael H. Kiely.)

2. With regard to the Class 2 Notes issued to Michael H. Kiely on or after December 2, 2007:

Exchange all of these Notes (including accrued interest due thereon through and including the date this note amendment and exchange closes) for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

When all of the conditions (listed under the section entitled "Conditions" set forth below) are satisfied, Michael H. Kiely hereby elects to amend and exchange all of the Old Class 3 Notes held in the name of Michael H. Kiely as follows:

a. Amend half (50%) of said Old Class 3 Notes 1) such that all terms in said conform to the terms in New Class 3 Notes as set forth in the Fifth Amended Agreement, 2) with the maturity date os said notes extended to July 1, 2010 and 3) with the conversion price at which said Notes can be converted into Common Stock of the Company being lowered to $ 0.25 per share (from its current conversion price of $ 1.00 per share).

b. Exchange one quarter (25%) of said Old Class 3 Notes for newly issued Class 2 Notes due July 1, 2009 (with such Class 2 Notes not accruing any warrants). The Specified Orders and other terms for these Class 2 Notes are as described on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof.

c. Exchange one quarter (25%) of said Old Class 3 Notes for Class 2 Notes due October 1, 2009 (with such Class 2 Notes not accruing any warrants). The Specified Orders and other terms for these Class 2 Notes are as described on the "Election to exchange and amend Notes – Exhibit A" attached hereto and made a part hereof.

Conditions

1. The PIPE Investors agree to amend the exercise price of the warrants issued pursuant to the terms of the 3.5 million warrants they received under Securities Purchase Agreement to $ 0.001 per share. The PIPE Investors also agree to delete paragraph 3(b) of Exhibit B to the Securities Purchase Agreement (the common stock purchase warrant).

2. The PIPE Investors who still hold Common Stock issued to them pursuant to the Securities Purchase Agreement agree to delete Section 4.17 of the Securities Purchase Agreement in its entirety.

3. The PIPE Investors agree to amend and restate Section 4.13 of the Securities Purchase Agreement in its entirety with the terms in the "Election to exchange and amend Notes – Exhibit B" attached hereto and made a part hereof.

4. The consideration for the PIPE Investors to agree to the above three conditions is that the Company issue the PIPE Investors warrants to purchase seven million additional shares of Common Stock at an exercise price of $0.001 per share (with an expiration date no later than September 30, 2013). The Company may not grant the PIPE Investors any

other equity securities as consideration for the PIPE Investors agreeing to the conditions herein.

5. All holders of Class 2 Notes outstanding as of December 1, 2007 amend their notes such that Warrant accruals cease effective January 2, 2008. (There were no Warrant accruals on Class 2 Notes issued after December 1, 2007.)

6. Holders of $1,437,000 of Class 2 Notes outstanding as of December 1, 2007 extend the maturity dates of half of their Notes to July 1, 2009 and extend the maturity dates of the remaining half of their notes to October 1, 2009 (with all accrued interest due and payable only at the maturity date of said $1,437,000 of notes respectively).

7. Holders of $1,477,000 of Class 2 Notes outstanding as of December 1, 2007 agree to exchange their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Accrued interest due on these Class 2 Notes through and including January 1, 2008 shall be paid by the Company issuing additional New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. For the purpose of interest calculations and payments, the New Class 3 Notes received pursuant to this section shall be deemed to have been received January 2, 2008. This means that interest payable on this portion of the Class 2 Notes shall be reduced to the annual rate of eight percent (8%) effective January 2, 2008.

8. Holders of $1,650,000 of Class 2 Notes issued subsequent to December 2, 2007 agree to exchange all of their Notes for New Class 3 Notes due July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share. Interest payable on said Class 2 Notes shall be paid by the Company issuing to the Noteholders New Class 3 Notes due July 1, 2010 and convertible into the Common Stock of the Company at $0.25 per share.

9. Holders of $139,000 of Old Class 3 (convertible) Notes agree to exchange their notes for newly issued Class 2 Notes that do not accrue warrants – half of the newly issued Class 2 Notes shall have a maturity date of July 1, 2009 and the remaining half of the newly issued Class 2 Notes shall have a maturity date of October 1, 2009. All of these newly issued Class 2 Notes shall be secured by the Specified Orders in the “Election to exchange and amend Notes – Exhibit A” attached hereto.

10. Holders of a minimum of $211,000 of Old Class 3 (convertible) Notes agree to amend the terms of their notes to the terms of the New Class 3 Notes with a maturity date of July 1, 2010 and convertible in the Common Stock of the Company at $ 0.25 per share.

Other Matters

Michael H. Kiely hereby appoints The Klonoff Company, Inc. as its Representative (pursuant to the Fifth Amended Agreement) for the Class 2 Notes which are to be issued to him trust pursuant to this notice.

Effective Date: The elections listed under the section entitled '***Notice of Amendments and Note Exchanges***" shall be effective when all of the above Conditions have been satisfied.

Restrictions: Michael H. Kiely acknowledges that the Notes and Shares acquired upon exercise of Warrants and the conversion of the Class 3 Notes will be "restricted securities" as that term is defined under the regulations promulgated under the Securities Act, will not be saleable in the absence of an effective registration statement under the Securities Act or an exemption from registration, and accordingly may be required to be held for an indefinite period of time. Michael H. Kiely agrees that Shares issued pursuant hereto may contain the following legend on the face thereof: *"This security has not been registered pursuant to the Securities Act of 1933, as amended, and each holder of this security by the acceptance hereof agrees that this security shall not be transferred in violation of said Act."* The Company agrees that such legend shall be removed from any Shares which are no longer subject to such restrictions.

Michael H. Kiely acknowledges that they may not sell or otherwise dispose of any Shares issued pursuant to this Notice unless such Shares have been registered under, or have been sold pursuant to an exemption from registration under, the Securities Act. As a condition to the Company's obligation to issue a new Share certificate to a transferee thereof, the transferor must certify to the Company the facts on which the transferor is relying for such exemption and the transferor must provide an opinion from an attorney reasonably satisfactory to the Company that the requirement for the exemption have been met.

Delivery of Notes: Michael H. Kiely hereby requests and directs the Company to issue $2,500 face value of the New Class 3 Notes to be issued to him pursuant to this notice to P. Robert Klonoff (hopefully as part of a New Class 3 Notes to be issued by the Company to him). Michael H. Kiely hereby requests the balance of the New Class 3 Notes due Michael H. Kiely be issued to Michael H. Kiely pursuant to this agreement as soon as reasonably practical. The Company shall also issue new Class 2 Notes due Michael H. Kiely in the name of Michael H. Kiely to be held by the law firm of J. M. Warren Law Offices, P.C. Copies of all documents related to this transaction will be sent to the Representative.

Disposition of Notes: Michael H. Kiely warrants and represents to the Company that he has not sold, transferred, or hypothecated any of the Notes which are being surrendered, amended, or exchanged pursuant to this Notice.

Immediately upon the receipt by Michael H. Kiely of the amended "New" Class 3 Notes, Michael H. Kiely warrants and represents

that 1) he will either return the Old Class 3 Notes to the Company, 2) destroy the Old Class 3 Notes (either by tearing up or shredding the first page and the signature page the Old Class 3 Notes or, 3) if Michael H. Kiely elects to retain said Old Class 3 Notes, that Michael H. Kiely will write in bold letters "VOID" in indelible ink on both the first page and the signature page said Old Class 3 Note.

Michael H. Kiely hereby appoints The Klonoff Company, Inc. as its Representative (pursuant to the Fifth Amended Agreement) for the Class 2 Notes which are to be issued to him pursuant to this notice.

Signed:

Michael H. Kiely

____

Michael H. Kiely

Election to exchange and amend Notes – Exhibit A

Specified Orders (and related terms):

Class 2 Noteholders will have an undivided interest (proportional to their share of said notes outstanding – and with the aggregate amount of said Class 2 Notes sharing the "specified orders" herein limited to $ 1,576,000 [principal amount of aggregate Class 2 Notes]) in 25% of all payments received by the Company (including, without limitation any Subsidiary or successor to the Company) for the design, sale, or service (including modifications or additions thereto) for all display inspection systems or sales or contracts relating thereto:

1. above $6 million from October 1, 2008 through March 31, 2009,

2. above $6.5 million from October 1, 2008 through April 30, 2009 (payments made to Noteholders pursuant to 1. above shall reduce the amount due Noteholders pursuant to this section 2.),

3. above $7.5 million from October 1, 2008 through June 30, 2009 (payments made to Noteholders pursuant to 1.through 2. above shall reduce the amount due Noteholders pursuant to this section 3.),

4. above $8.0 million from October 1, 2008 through July 31, 2009 (payments made to Noteholders pursuant to 1. through 3. above shall reduce the amount due Noteholders pursuant to this section 4.),

5. above $8.5 million from October 1, 2008 through August 31, 2009 (payments made to Noteholders pursuant to 1. through 4. above shall reduce the amount due Noteholders pursuant to this section 5.), and

6. above $9.0 million from October 1, 2008 through September 30, 2009 (payments made to Noteholders pursuant to 1. through 5. above shall reduce the amount due Noteholders pursuant to this section 6.).

All deposits received by Integral shall not be included in the above calculation of payments received until the Company has received the earlier of a second progress payment or the final payment for the system or systems ordered for which the deposit payment was made.

Additionally, any payments from orders placed with the Company before September 1, 2008 by Plastic Logic GmbH shall not be included in the above calculations of payments received by the Company.

Election to exchange and amend Notes – Exhibit B (page 1)

4.13 Right of First Refusal.

(a) If the Company intends to effect a financing by issuing its Common Stock or Common Stock Equivalents ("***Subsequent Financing***") at any time prior to September 15, 2010, each Investor shall have the right (but not the obligation) to purchase, in accordance with this ***Section 4.13*** (the "***ROFR***"), all (or less than all) of the Investors *pro-rata* portion of such Common Stock or Common Stock Equivalents ("***ROFR Securities***") in accordance with this ***Section 4.13***.

(b) If the Company intends to effect such Subsequent Financing, at least 20 days prior to the closing of the Subsequent Financing, the Company shall deliver to each Investor a written notice of its intention to effect a Subsequent Financing ("***Pre-Notice***"), which Pre-Notice shall ask such Investor if it wants to review the details of such financing (such additional notice, a "***Subsequent Financing Notice***"). Upon the request of an Investor, and only upon a request by such Investor, for a Subsequent Financing Notice, the Company shall promptly, but no later than 3 Trading Days after such request, deliver a Subsequent Financing Notice to such Investor. The Subsequent Financing Notice shall provide each Investor with a summary of the material terms for such Subsequent Financing and the amount of such ROFR Securities that such Investor is entitled to purchase. The date on which a Subsequent Financing Notice has been delivered to each Investor requesting it (a "***Participating Investor***") shall be deemed the "***ROFR Notice Date***" for such Subsequent Financing Notice. Upon delivery of a Subsequent Financing Notice to the Participating Investors, each Participating Investor may elect to exercise its ROFR with respect to the proposed Subsequent Financing to which such Subsequent Financing Notice relates, which election shall be deemed effective if (i) a notice (a "***ROFR Election Notice***") is delivered to the Company within 15 days from the applicable ROFR Notice Date or prior to the date of the closing of the proposed Subsequent Financing, whichever is earlier, and (ii) such ROFR Election Notice (x) states that the Participating Investor has elected to exercise its ROFR with respect to such proposed Subsequent Financing, and (y) is delivered by such Participating Investor to the Company. In the event that such Participating Investor elects not to exercise its ROFR, the Company shall have 90 days thereafter to sell the ROFR Securities for which the Participating Investors' rights were not exercised, at a price and upon general terms and conditions that are substantially similar to the price and general terms offered to the Participating Investors as reflected in the Subsequent Financing Notice. If the Company has not sold such ROFR Securities within 90 days of the ROFR Notice Date, the Company shall not thereafter issue or sell such ROFR Securities without first offering such securities to the Investors in the manner provided in this ***Section 4.13***.

(c) The provisions of this ***Section 4.13*** will not apply to the transactions described on ***Schedule 4.13*** annexed to the Waiver and Amendment Agreement dated September __, 2008 (with said date no later than September 30, 2008).

Said Schedule 4.13 is as follows (on the following page):

Election to exchange and amend Notes – Exhibit B (page 2)

Schedule 4.13

The Company intends to issue up to $3,950,000 of the Company's 8% Secured Convertible Notes which will be convertible into the Company's common stock at a minimum of $0.25 per share (subject to adjustments for stock splits, stock dividends, and similar events) and have a maturity date of July 1, 2010 (the "***Exempt New Notes***"). Said Exempt New Notes are to be issued (i) in exchange for the Company's Class 2 Notes as defined in the Company's Fifth Amended and Restated Note and Warrant Purchase Agreement as filed with the Securities and Exchange Commission as an exhibit to the Company's Form 10KSB on March 31, 2008 (the "***Class 2 Notes***"), including the accrued interest due thereon, except that $1,437,000 of the Class 2 Notes issued by the Company and outstanding as of December 1, 2007 (including accrued interest due on said $1,437,000 of Class 2 Notes) may not be exchanged for the Exempt New Notes or (ii) to new purchasers of Exempt New Notes.

The Company has $373,000 of secured convertible notes issued and outstanding as of June 25, 2008 (the "***Old Convertible Notes*").** The Company may only issue Exempt New Notes if (i) the holders of $234,000 of the Old Convertible Notes agree to amend the terms of said Old Convertible Notes to conform to the terms of the Exempt New Notes (except that the holders of $23,000 of these $234,000 of Old Convertible Notes may elect to have their notes repaid rather than have the terms of said notes amended) and (ii) the holders of $139,000 of the Old Convertible Notes agree to accept newly issued Class 2 Notes (that are not eligible to be exchanged for Exempt New Notes and that only entitle the holders thereof to receive interest on said notes) in exchange for said $139,000 of Old Convertible Notes.